                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
[X] Definitive Proxy Statement         Commission Only (as permitted by Rule
[ ] Definitive Additional Materials        14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    sec. 240.14a-11(c) or sec.
    240.14a-12

                           ICN PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] Fee not required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                           ICN PHARMACEUTICALS, INC.

                                                               November 27, 2000

To the Stockholders of
ICN Pharmaceuticals, Inc.:

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of ICN Pharmaceuticals, Inc., which will be held on December 18, 2000, at 10:00 a.m. at Intercontinental Hotel, 111 East 48th Street, New York, New York 10017. Official Notice of the Meeting, a Proxy Statement and a form of proxy accompany this letter.

     The Company's Third Quarter Report to Stockholders, the amended Annual Report on Form 10-K/A and several recent publications regarding the Company accompanies this Proxy Statement.

     Please mark, date, sign and return the proxy in the enclosed envelope so that your shares may be represented. This will not prevent you from voting in person should you so desire, but will help secure a quorum necessary for the transaction of business.

                                          By Order of the Board of Directors,

                                          [/s/ MILAN PANIC]

                                          MILAN PANIC
                                          Chairman of the Board

                           ICN PHARMACEUTICALS, INC.
                               3300 HYLAND AVENUE
                          COSTA MESA, CALIFORNIA 92626
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               DECEMBER 18, 2000
                            ------------------------

To the Stockholders of
ICN Pharmaceuticals, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ICN Pharmaceuticals, Inc., a Delaware corporation (the "Company"), will be held at Intercontinental Hotel, 111 East 48th Street, New York, New York 10017, on December 18, 2000, at 10:00 a.m., local time, for the following purposes:

     1. To elect three directors, to hold office until the 2003 Annual Meeting of Stockholders and thereafter until their successors are elected and qualified.

     2. To consider adoption of an amendment to the ICN Pharmaceuticals, Inc. Amended and Restated 1998 Stock Option Plan.

     3. To consider a stockholder proposal to adopt a policy regarding the independence of the members of the Board of Directors.

     4. The transaction of such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record at the close of business on November 10, 2000 will be entitled to notice of and to vote at the meeting and any adjournments thereof.

                                          By Order of the Board of Directors,

                                          [/s/ MILLAN PANIC]

                                          MILAN PANIC
                                          Chairman of the Board

                                          [/s/ DAVID C. WATT]

                                          DAVID C. WATT
                                          Secretary

Dated: November 27, 2000

     PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                           ICN PHARMACEUTICALS, INC.
                               3300 HYLAND AVENUE
                          COSTA MESA, CALIFORNIA 92626
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                  ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                               DECEMBER 18, 2000

     This Proxy Statement is being mailed on or about November 27, 2000, to stockholders of ICN Pharmaceuticals, Inc. (the "Company" or "ICN") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on December 18, 2000, or any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

     When a proxy in the form enclosed with this Proxy Statement is returned properly executed, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions indicated thereon or, if no direction is indicated, the shares will be voted in accordance with the recommendations of the Board of Directors. A stockholder who executes and returns the enclosed proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Chairman of the Board of the Company, at the address of the Company, or by revoking it in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and returned the enclosed proxy does not alone revoke the proxy.

     The costs of preparing and mailing this Notice and Proxy Statement and the enclosed form of proxy will be paid by the Company. In addition to soliciting proxies by mail, employees of the Company may, at the Company's expense, solicit proxies in person and by telephone or telegraph. The Company has retained Georgeson & Company Inc. to assist in the solicitation of proxies. The Company will pay fees estimated at $14,000, plus reasonable out-of-pocket expenses incurred by them. The Company will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for forwarding solicitation material to principals and for obtaining their instructions.

                               VOTING SECURITIES

     As of the close of business on November 10, 2000, there were outstanding 79,624,829 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), held of record by approximately 7,400 stockholders, each of which shares is entitled to one vote at the Annual Meeting.

                                     MERGER

     On November 1, 1994, the stockholders of ICN Pharmaceuticals, Inc. ("Old ICN"), SPI Pharmaceuticals, Inc. ("SPI"), Viratek, Inc. ("Viratek"), and ICN Biomedicals, Inc. ("Biomedicals") (collectively, the "Predecessor Companies") approved a business combination involving the Predecessor Companies ("the Merger"). On November 10, 1994, SPI, Old ICN and Viratek merged into ICN Merger Corp. (then a wholly owned subsidiary of SPI), and Biomedicals merged into ICN Subsidiary Corp., a wholly owned subsidiary of ICN Merger Corp. In the Merger, all of the stockholders of the Predecessor Companies received shares of Common Stock in exchange for the shares of common stock of the predecessor companies at specified exchange rates for each of the Predecessor Companies. In conjunction with the Merger, ICN Merger Corp. was renamed ICN Pharmaceuticals, Inc. For accounting purposes, SPI is the acquiring company and as a result, the Company reports the historical financial data of SPI in its financial results for periods prior to the Merger.

                               ICN PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Certificate of Incorporation of the Company provides that the Board of Directors be divided into three classes of directors. Three directors are to be elected at the 2000 Annual Meeting, each to serve until the

2003 Annual Meeting of Stockholders and until his successor is elected and qualified. The nominees are Roger Guillemin, M.D., Ph.D., Jean-Francois Kurz and Milan Panic, all of whom currently serve as directors of the Company. If for any reason any nominee should not be available for election or be unable to serve as a director, the accompanying proxy will be voted for the election of such other person, if any, as the Board of Directors may designate. The Board of Directors has no reason to believe that any nominee will be unavailable for election or unable to serve.

     The Board of Directors of the Company recommends that the stockholders vote FOR the election of the three nominees for director named in this Proxy Statement.

     When a proxy in the form enclosed with this Proxy Statement is returned properly executed, unless marked to the contrary, such proxy will be voted in favor of the three nominees listed above. If any other matters are properly presented at the Meeting for action, which is not presently contemplated, the proxy holders will vote the proxies (which confer discretionary authority upon such holder to vote on such matters) in accordance with their best judgment.

     The presence, in person or by proxy, of the holders of a majority of the voting securities entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the votes cast by the holders of the voting securities present, in person or represented by proxy at the Annual Meeting and entitled to vote their voting securities, is required to elect directors. Abstentions and broker non-votes in connection with the election of directors shall have no effect on such matters since directors are elected by a plurality of the votes cast at the Annual Meeting.

                 INFORMATION CONCERNING NOMINEES AND DIRECTORS

     The current Board of Directors consists of thirteen members: Messrs., Guillemin, Kurz and Panic are standing for re-election; Messrs. Lenagh, Starr, Kozyrev and Dr. Smith will serve until the 2001 Annual Meeting of Stockholders, and Messrs. Barker, Bayh, Charles, Jerney and Moses and Ms. Campbell are serving until the 2002 Annual Meeting of Stockholders. Set forth below with respect to each director is certain personal information, including the present principal occupation and recent business experience, age, year commenced service as a director of the Company (including service as a director of a Predecessor Company) and other corporate directorships.

     Mr. Charles Manatt resigned from the Board in December 1999 upon his confirmation as United States Ambassador to the Dominican Republic. Dr. Weldon Jolley retired from the Board on August 8, 2000. Dr. Michael Smith passed away on October 5, 2000. Mr. David Batchelder resigned from the Board on October 25, 2000 pursuant to an agreement with the Company. The agreement further allows Mr. Batchelder to select a person to be nominated by the Board of Directors for election at the 2001 Annual Meeting. Ms. Kim Campbell was appointed to fill the seat vacated by Mr. Batchelder.

     The Company entered into an agreement with Special Situations Partners, Inc. ("SSP") whereby the Company has agreed to hold the 2001 Annual Meeting of Stockholders no later than May 30, 2001 and the 2002 Annual Meeting of Stockholders no later than May 30, 2002. The agreement also provides that the Company cause the size of the Board to be reduced to nine (9) members by no later than the 2002 Annual Meeting of Stockholders. Such reduction shall be accomplished by reducing to three, the number of directors to be elected at each annual meeting of stockholders beginning with this 2000 Annual Meeting of Stockholders. The Company has amended its Bylaws to incorporate the provisions specified above as provided in the agreement with SSP. SSP has agreed not to nominate or propose to nominate any person for election or bring or propose to bring any matter before this 2000 Annual Meeting of Stockholders.

                                                YEAR
                                              COMMENCED
                                             SERVING AS
                                             DIRECTOR OF
    NAME AND PRINCIPAL OCCUPATION      AGE   THE COMPANY       OTHER CORPORATE DIRECTORSHIPS
    -----------------------------      ---   -----------       -----------------------------
DIRECTORS NOMINATED FOR ELECTION
ROGER GUILLEMIN, M.D., Ph.D.(b)......  76       1989       Theratechnologies, Inc; CEREP S.A.
  Dr. Guillemin has been an Adjunct
  Professor of Medicine at the
  University of California College of
  Medicine in San Diego since 1970.
  He was a Distinguished Scientist at
  the Whittier Institute in La Jolla,
  California from March 1989 to 1995
  and was Resident Fellow and
  Chairman of the Laboratories for
  Neuroendocrinology at the Salk
  Institute in La Jolla, California.
  Dr. Guillemin was awarded the Nobel
  Prize in Medicine in 1977 and, in
  the same year, was presented the
  National Medal of Science by the
  President of the United States. He
  was affiliated with the Department
  of Physiology at Baylor College of
  Medicine in Houston, Texas from
  1952 to 1970. Dr. Guillemin is a
  member of the National Academy of
  Sciences, and a Fellow of the
  American Association for the
  Advancement of Science. He has also
  served as President of the American
  Endocrine Society.

                                                YEAR
                                              COMMENCED
                                             SERVING AS
                                             DIRECTOR OF
    NAME AND PRINCIPAL OCCUPATION      AGE   THE COMPANY       OTHER CORPORATE DIRECTORSHIPS
    -----------------------------      ---   -----------       -----------------------------
JEAN-FRANCOIS KURZ(d)(c).............  66       1989       Board of Banque Pasche S.A., Geneva
  Mr. Kurz was a member of the Board
  of Directors and the Executive
  Committee of the Board of DG Bank
  Switzerland Ltd. from 1990 to 1992.
  In 1988 and 1989, Mr. Kurz served
  as a General Manager of TDB
  American Express Bank of Geneva and
  from 1969 to 1988, he was Chief
  Executive Officer of Banque
  Gutzweiler, Kurz, Bungener in
  Geneva. Mr. Kurz is also Chairman
  of the Board of Banque Pasche S.A.,
  Geneva.
MILAN PANIC(c).......................  70       1960
  Mr. Panic, the founder of ICN, has
  been Chairman of the Board and
  Chief Executive Officer of ICN
  since its inception in 1960 and
  served as President until 1997;
  except for a leave of absence from
  July 14, 1992 to March 4, 1993
  while he was serving as Prime
  Minister of Yugoslavia and a leave
  of absence from October 1979 to
  June 1980. Mr. Panic served as
  Chairman of the Board and Chief
  Executive Officer of SPI, Viratek
  and Biomedicals from their
  respective inceptions (except for
  such leaves of absence) prior to
  the Merger, and he may be deemed to
  be a "control person" of the
  Company.
DIRECTORS WHOSE TERMS EXPIRE IN 2001
THOMAS H. LENAGH(a)(d)(e)............  82       1979       Adams Express, V-Band Corp. ASD Group
  Mr. Lenagh is an independent                             Fund; Clemente Global Fund; Inrad
  financial advisor. He was Chairman                       Corp.
  of the Board of Greiner
  Engineering, Inc. from 1982 to
  1985. Mr. Lenagh served as
  Financial Vice President to the
  Aspen Institute from 1978 to 1980,
  and since then as an independent
  financial consultant. From 1964 to
  1978, he was Treasurer of the Ford
  Foundation.
ROBERTS A. SMITH, Ph.D.(f)(b)(c).....  71       1960       PLC Medical Systems
  Dr. Smith was President of Viratek
  and Vice President -- Research and
  Development of SPI through 1992.
  For more than eleven years, Dr.
  Smith was Professor of Chemistry
  and Biochemistry at the University
  of California at Los Angeles.
RICHARD W. STARR(d)..................  80       1983
  Mr. Starr is the retired Executive
  Vice President and Chief Credit
  Officer Worldwide of First
  Interstate Bank of California. Mr.
  Starr spent 31 years with First
  Interstate before retiring in 1983
  and has over 44 years of experience
  in commercial banking.

                                                YEAR
                                              COMMENCED
                                             SERVING AS
                                             DIRECTOR OF
    NAME AND PRINCIPAL OCCUPATION      AGE   THE COMPANY       OTHER CORPORATE DIRECTORSHIPS
    -----------------------------      ---   -----------       -----------------------------
ANDREI KOZYREV, Ph.D.(e).............  49       1998
  Dr. Kozyrev joined ICN's Board in
  early 1998. Prior to that, he had
  served as a member of the Russian
  Parliament and several other senior
  level posts in Russia. Dr. Kozyrev
  earned his Ph.D. in History. He is
  also an author, having published
  several works on the Russian
  economy and international affairs.
DIRECTORS WHOSE TERMS EXPIRE IN 2002
NORMAN BARKER, JR.(f)(d)(g)..........  78       1988       Bank Plus, Inc.; TCW Convertible
  Mr. Barker is the retired Chairman                       Securities, Inc.
  of the Board of First Interstate
  Bank of California and Former Vice
  Chairman of the Board of First
  Interstate Bancorp. Mr. Barker
  joined First Interstate Bank of
  California in 1957 and was elected
  President and Director in 1968,
  Chief Executive Officer in 1971 and
  Chairman of the Board in 1973. He
  retired as Chairman of the Board at
  the end of 1985.
BIRCH E. BAYH, JR., ESQ.(f)(g).......  72       1992       Simon Property Group
  Sen. Bayh is a senior partner in
  the Washington, D.C. law firm of
  Oppenheimer, Wolff, Donnelly &
  Bayh, L.L.P. He previously was head
  of the Washington office of Bayh,
  Connaughton & Stewart, L.L.P.
  (1991 - 1997) and Rivkin, Radler,
  Bayh, Hart & Kremer (1985 - 1991),
  and a partner in the Indianapolis,
  Indiana and Washington, D.C. law
  firm of Bayh, Tabbert & Capehart
  (1981 - 1985). Mr. Bayh served as a
  United States Senator from the
  State of Indiana from 1963 - 1981.
KIM CAMPBELL, PC, QC.................  53       2000       e-Sim Ltd.; Interiorslive.com
  Ms. Campbell is a lawyer practicing
  in the area of mediation and
  conflict resolution. Ms. Campbell
  held several positions in the
  Canadian government including Prime
  Minister from June, 1993 to
  November, 1993, Minister of Justice
  and Attorney General from February,
  1990 to January, 1993, and Minister
  of National Defense from January,
  1993 to June, 1993. Ms. Campbell
  also serves on the Governing Board
  of Harvard University, Northeastern
  University, UCLA and the
  Thunderbird American Graduate
  School of International Management.

                                                YEAR
                                              COMMENCED
                                             SERVING AS
                                             DIRECTOR OF
    NAME AND PRINCIPAL OCCUPATION      AGE   THE COMPANY       OTHER CORPORATE DIRECTORSHIPS
    -----------------------------      ---   -----------       -----------------------------
ALAN F. CHARLES(f)(e)(a).............  62       1986       Rand Institute of Civil Justice
  Mr. Charles was Vice Chancellor of
  University Relations at the
  University of California, Los
  Angeles from 1980 to 1993 and
  served in various administrative
  capacities at that university since
  1972. He is now an independent
  consultant in higher education
  management.
ADAM JERNEY..........................  58       1992
  Mr. Jerney is Chief Operating
  Officer and President of ICN. He
  served as Chairman of the Board and
  Chief Executive Officer of ICN,
  SPI, Viratek and Biomedicals from
  July 14, 1992 to March 4, 1993
  during Milan Panic's leave of
  absence. Mr. Jerney joined ICN in
  1973 as Director of Marketing
  Research in Europe and assumed the
  position of General Manager of ICN
  Netherlands in 1975. In 1981, he
  was elected Vice
  President -- Operations and in 1987
  he became President and Chief
  Operating Officer of SPI. He became
  President of the Company in 1997.
  Prior to joining ICN, he spent four
  years with F. Hoffmann-LaRoche &
  Company.
STEPHEN D. MOSES(f)(a)(e)............  65       1988       The Central Asian-American Enterprise
  Mr. Moses is Chairman of the Board                       Fund Steadfast Ventures, Inc.
  of Stephen Moses Interests. He was
  formerly Chairman of the Board of
  National Investment Development
  Corporation and Brentwood Bank in
  Los Angeles, California. Mr. Moses
  serves on the Board of Directors of
  The Central Asian-American
  Enterprise Fund and is Chair of its
  investment committee. He is a
  member of the Board of Directors of
  Steadfast Ventures, Inc. He also
  serves on the Board of Trustees of
  Franklin and Marshall College and
  Board of Counselors of The UCLA
  Foundation.

---------------
(a)  Member of the Audit Committee

(b) Member of the Science and Technology Committee

(c)  Member of the Executive Committee

(d) Member of the Finance Committee

(e)  Member of the Communications Committee

(f)  Member of the Compensation and Benefits Committee

(g) Member of the Corporate Governance Committee

     None of the directors are related by blood or marriage to one another or to an executive officer of the Company.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors has a standing Executive Committee, Audit Committee, Finance Committee, Science and Technology Committee, Compensation and Benefits Committee, Communications Committee and Corporate Governance Committee, but does not have a standing nominating committee.

     The current members of the Executive Committee are Messrs. Panic and Kurz and Dr. Smith. Dr. Jolley, who was a member of this Committee, resigned from the Board of Directors on August 8, 2000. This Committee is empowered to act upon any matter for the Board of Directors, other than matters which may not be delegated under Delaware law. The Executive Committee held two meetings during the year ended December 31, 1999.

     The current members of the Audit Committee, which held eight meetings during the year ended December 31, 1999, are Messrs. Charles, Lenagh and Moses. Dr. Jolley, who was a member of this Committee, resigned from the Board of Directors on August 8, 2000. Its functions include recommending to the Board of Directors the selection of the Company's independent public accountants and reviewing with such accountants the plan and results of their audit, the scope and results of the Company's internal audit procedures and the adequacy of the Company's systems of internal accounting controls. In addition, the Audit Committee reviews the independence of the independent public accountants and reviews the fees for audit and non-audit services rendered to the Company by its independent public accountants.

     The Compensation and Benefits Committee recommends to the Board of Directors the compensation and benefits for senior management and directors, including the grant of stock options. The current members of this Committee are Messrs. Barker, Bayh, Charles and Moses, and Dr. Smith. This Committee held two meetings during the year ended December 31, 1999. Dr. R. Smith received $62,580 in 1999 from ICN for consulting services rendered. Oppenheimer, Wolff & Donnelly received fees in 1999 from ICN for legal services in the amount of $252,249. Mr. Birch E. Bayh, Jr. is a partner in the firm.

     The Finance Committee oversees investment and commercial banking issues and investment guidelines. The current members of this Committee are Messrs. Barker, Kurz, Lenagh and Starr. Mr. Manatt and Mr. Batchelder, who were members of this Committee, resigned from the Board of Directors on December 8, 1999 and October 25, 2000, respectively. This Committee did not meet during the year ended December 31, 1999.

     The Science and Technology Committee formulates and oversees the scientific and technology policy of the Company. The current members of this Committee are Drs. Guillemin and R. Smith. Dr. Jolley, who was a member of this Committee, resigned from the Board of Directors on August 8, 2000. Dr. M. Smith, who was a member of this Committee, passed away on October 5, 2000. This Committee held four meetings during the year ended December 31, 1999.

     The Communications Committee oversees the development of external communications policy for the Company in both the public relations and investor relations disciplines. The current members of the Communications Committee are Messrs. Charles, Kozyrev, Lenagh and Moses. This Committee met one time during the year ended December 31, 1999.

     The Corporate Governance Committee was formed in July 1995 and oversees the development of the Company's policies and procedures to insure the Company's adherence to good corporate governance for the benefit of the stockholders of the Company. The current members of this Committee are Messrs. Barker and Bayh. Mr. Manatt, who was a member of this Committee, resigned from the Board of Directors on December 8, 1999. This Committee did not meet during the year ended December 31, 1999.

     The Board of Directors met nine times during 1999 and all of the directors attended at least 75% of the meetings (including meetings of committees on which they serve) except for Mr. Bayh, Dr. Kozyrev and Mr. Kurz, who attended 66%, 55% and 33%, respectively.

                               ICN PROPOSAL NO. 2

           APPROVAL OF ICN PHARMACEUTICALS, INC. AMENDED AND RESTATED
                           1998 ICN STOCK OPTION PLAN

STOCK OPTION PLAN

     The ICN Pharmaceuticals, Inc. Amended and Restated 1998 Stock Option Plan (the "Stock Option Plan") was approved by the Board of Directors of the Company in January 1998 and approved by the stockholders of the Company on September 22, 1999. The Stock Option Plan is an amendment and restatement of the Company's 1994 Stock Option Plan (the "1994 Plan"). The Board of Directors of the Company approved an amendment (the "Amendment") to the Stock Option Plan on November 2, 2000, subject to stockholder approval at the Annual Meeting, to increase the number of shares of Common Stock which may be the subject of options to purchase common stock of the Company (the "Options") granted under the Stock Option Plan from 7,854,000 to 11,604,000 in the aggregate.

     The Stock Option Plan provides for the granting of Options to key employees, officers, directors, consultants and scientific advisors of ICN. The principal provisions of the Stock Option Plan are summarized below; however, this summary does not purport to be complete and is qualified in its entirety by reference to the provisions of the Stock Option Plan which is included herein as Appendix 1. Terms not defined herein shall have the meanings set forth in the Stock Option Plan.

PURPOSE OF THE STOCK OPTION PLAN

     ICN believes that stock option plans advance the interests of ICN and further its growth and development by encouraging and enabling key employees, officers, directors, consultants and advisors of ICN to acquire an increased personal and proprietary interest in its continued success and progress. ICN believes that the Stock Option Plan aids in attracting and retaining directors, officers and other key employees who are in a position to contribute materially to the successful conduct of ICN's business and affairs. As of November 10, 2000, the Company had approximately 24,000 shares of Common Stock available for future grants under the Stock Option Plan. The Board of Directors believes that it is in the best interests of ICN that the Amendment be approved by the stockholders in order for ICN to continue to meet these obligations of the Stock Option Plan.

STOCK OPTION RIGHTS

     Options granted under the Stock Option Plan are exercisable and expire in accordance with the specific terms and conditions approved by the Committee as to each Option and as set forth in a written stock option agreement. Under no circumstances may an Option be exercised later than ten years after the date it is granted. Participation in the Stock Option Plan does not confer any right of a participant to continue in the employ of ICN or affect any right or power of ICN to terminate the services of such participant at any time.

GRANTS TO NONEMPLOYEE DIRECTORS

     The Stock Option Plan provides for automatic non-discretionary annual grants of Director Options to Nonemployee Directors in respect of 15,000 Shares on each April 18th. Director Options are granted at an exercise price per share no less than 100% of the fair market value of the Common Stock on the date of grant. Each Director Option shall vest with respect to 25% of the Shares subject thereto on each of the first four anniversaries of the grant date. If the Nonemployee Director ceases to serve as a director for any reason, he or she automatically forfeits any portion of the Director Options which are unvested.

DURATION AND MODIFICATIONS

     The Stock Option Plan shall remain in effect until all Options granted thereunder have been satisfied by the issuance of shares of Common Stock or the payment of cash and/or shares, or terminated under the terms of the Stock Option Plan, provided that no Options may be granted under the Stock Option Plan ten years from the date the plan is approved by stockholders. The Board of Directors and the Committee may, at any earlier time, amend, alter, suspend or discontinue the Stock Option Plan as it may deem proper, except that no such action shall impair the rights of any grantee under any Option previously granted under the Stock Option

Plan without the consent of the grantee. ICN may not, however, without further approval by ICN's stockholders, take any action for which stockholder approval is required as a matter of law.

SECURITIES SUBJECT TO THE STOCK OPTION PLAN

     If the Amendment is approved by the stockholders, the maximum number of shares of Common Stock available for issuance under the Stock Option Plan is 11,604,000, except as described below under the caption "Adjustment of Shares and Price." The shares issued under the Stock Option Plan may be either authorized and unissued shares or shares previously issued and reacquired by ICN.

ADJUSTMENT OF SHARES AND PRICE

     In the event of any stock split, stock dividend or similar transaction which increases or decreases the number of outstanding shares of Common Stock, including under certain circumstances a change in value of such shares, appropriate adjustment will be made of both the number of shares or other stock or securities which may be purchased under the Stock Option Plan in the aggregate and to any individual and the number and price per share or other stock or securities which may be purchased under any outstanding options. Except as otherwise provided in an agreement with respect to a particular option grant, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Stock Option Plan and the Options issued thereunder shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each share subject to any outstanding Options, upon exercise of such Options, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share was entitled to receive in the Transaction in respect of a shares, provided that such stock, securities, cash, property or other consideration shall remain subject to all conditions and restrictions applicable to the Options.

EFFECT OF CHANGE IN CONTROL

     In the event of a Change in Control, (as defined in the Stock Option Plan), all outstanding Options shall vest and be immediately exercisable.

ADMINISTRATION OF THE STOCK OPTION PLAN

     The Stock Option Plan is administered by a committee of the Board of Directors (the "Committee"), which is comprised of not less than two directors each of whom are "Nonemployee Directors" for purposes of Rule 16b-3 under the Exchange Act and "Outside Directors" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     No member of the Board of ICN receives additional compensation for his or her services in administering the Stock Option Plan except insofar as such members may receive $1,000 for each Committee meeting attended. The Board shall from time to time appoint members of the Committee who are Nonemployee Directors and Outside Directors for such terms as the Board shall determine, and members of the Committee may be removed by the Board at any time with or without cause.

     Subject to the provisions of the Stock Option Plan, the Committee has full authority to implement and carry out the Stock Option Plan, including, but not limited to, the following: to determine the individuals who will be granted Options and the exercise prices and other terms thereof, to construe and interpret the Stock Option Plan and to make all other determinations necessary or advisable for the administration of the Stock Option Plan.

ELIGIBILITY AND EXTENT OF PARTICIPATION

     Options may be granted and shares may be acquired pursuant to stock option agreements under the Stock Option Plan for such number of shares and to such employees, directors, advisors and consultants as the Committee may from time to time determine. See "Administration of the Stock Option Plan." The maximum number of shares with respect to which Options may be granted to any individual during the term of the Stock Option Plan may not exceed 1,000,000 shares. All Options are subject to the terms of option agreements executed by the Company and the respective grantees. There are currently approximately 250 individuals eligible to participate in the Stock Option Plan.

EXERCISE OF OPTIONS, DEATH, TERMINATION OF EMPLOYMENT

     Unless otherwise determined by the Committee, Options are granted at an exercise price per share equal to not less than 100% of the fair market value of a share on the date of the grant (110% in the case of an incentive stock option granted to a person who owns 10% or more of the outstanding shares of Common Stock). The Committee may grant options at less than fair market value but not less than 85% of fair market value. The purchase price for shares under an option shall not be decreased after the date of grant of such Option.

     Shares purchased pursuant to exercise of an Option are paid for in full at the time of exercise in cash or by surrender of shares or a combination thereof, pursuant to the rules as determined by the Committee.

     The times at which Options are exercisable will be determined by the Committee at the time of grant, which shall in no event be more than ten years from the date of grant. The Committee is authorized to determine the nature and extent of any restrictions to be imposed on the shares which may be acquired under the Stock Option Plan. The Committee may accelerate the exercisability of Options at any time.

     Options are nonassignable and nontransferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided, however, that the Committee may provide at the time of grant or at any time thereafter that the Option may be transferred to members of the Optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. During the life of the recipient, an incentive stock option shall be exercisable only by the recipient.

     In the case of a Director Option, if the Optionee's service as a director is terminated for any reason, other than death, disability (as defined in the Stock Option Plan) or cause (as defined in the Stock Option Plan), the Option shall be exercisable within three months after such termination, but only to the extent it was exercisable on the date of termination, provided that if such Optionee should die during the three-month period without having exercised his or her Option, his or her personal representative, heirs or legatees, as the case may be, shall have the right to exercise his or her Option within twelve
(12) months of the date of death, but only to the extent it was exercisable at the date of termination. If such Optionee's service as a director terminates by reason of disability, his or her options shall terminate one year after the date of disability. In the event of the death of such Optionee, while a director, his or her personal representative, heirs, legatees, as the case may be, shall have the right to exercise such Option, to the extent it was exercisable on the date of death, up to twelve (12) months from the date of death of the Optionee, but in no event after the expiration of the exercise period. If such Optionee's service as a director terminates for cause, the Option granted thereunder shall immediately terminate in full and no rights may be exercised.

     The terms and conditions applicable to each Option granted to employees, advisors and consultants upon the termination of the Optionee's employment or change in status of the employment shall be as the Committee determines in its discretion at the time of grant or thereafter.

     The Committee will determine all questions regarding termination of employment and cause of termination, disability or retirement.

FORM OF OPTIONS

     Each Option granted under the Stock Option Plan is evidenced by a written stock option agreement in such form as the Committee shall have approved. The holders of Options shall have no rights as stockholders with respect to any shares covered by Options until the date of issuance of a stock certificate for such shares.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES RELATING TO OPTIONS UNDER THE STOCK OPTION PLAN

     Incentive Stock Option ("ISO"). In general, an Optionee will not recognize taxable income upon the grant or exercise of an ISO, and the Company will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. (However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the option will be treated as an adjustment to alternative minimum taxable income.) In order for the exercise of an ISO to qualify as an

ISO, an Optionee generally must be an employee of the Company or a subsidiary (within the meaning of Section 422 of the Internal Revenue Service Code (the "Code")) from the date the ISO is granted through the date three months before the date of exercise (one year preceding the date of exercise in the case of an Optionee whose employment is terminated due to disability). The employment requirement does not apply where an Optionee's employment is terminated due to his or her death.

     If an Optionee has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, when the Optionee disposes of the shares, the difference, if any, between the sales price of the share and the exercise price of the Option will be treated as long-term capital gain or loss subject to reduced rates of tax, provided that any gain will be subject to further reduced rates of tax if shares are held for more than eighteen months after the date of exercise. If an Optionee disposes of the shares prior to satisfying these holding period requirements (a "Disqualifying Disposition"), the Optionee will recognize ordinary income (treated as compensation) at the time of the Disqualifying Disposition, generally in an amount equal to the excess of the fair market value of the shares at the time the Option was exercised over the exercise price of the Option. The balance of the gain realized, if any, will be short-term or long-term capital gain, depending upon whether the shares have been held for at least twelve months after the date of exercise, with the lowest capital gain rates available if shares are held for more than eighteen months after the date of exercise. If the Optionee sells the shares in a Disqualifying Disposition at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income (treated as compensation) will be limited to the amount realized on the sale over the exercise price of the option. In general, if the Company or its subsidiaries comply with applicable income reporting requirements, the Company or its subsidiaries will be allowed a business expense deduction to the extent an Optionee recognizes ordinary income.

     Nonqualified Stock Option ("NQSO"). In general, an Optionee who receives an "NQSO" will recognize no income at the time of the grant of the Option. In general, upon exercise of an NQSO an Optionee will recognize ordinary income (treated as compensation) in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the Option. The basis in shares acquired upon exercise of an NQSO will equal the fair market value of such shares at the time of exercise, and the holding period of the shares (for capital gain purposes) will begin on the date of exercise. In general, if the Optionee includes the proper amount in income or the Company or its subsidiaries comply with applicable income reporting requirements, the Company or its subsidiaries will be entitled to a business expense deduction in the same amount and at the same time as the Optionee recognizes ordinary income. In the event of a sale of the shares received upon the exercise of an NQSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss, provided that any gain will be subject to reduced rates of tax if the shares were held for more than twelve months and will be subject to further reduced rates if the shares were held for more than eighteen months.

     Special rules may apply with respect to persons who may be subject to
Section 16(b) of the Exchange Act. Optionees who are or may become subject to
Section 16 of the Exchange Act should consult with their own tax advisors in this regard.

     Excise Taxes. Under certain circumstances, the accelerated vesting or exercise of Options in connection with a change in control might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, an Optionee may be subject to a 20% excise tax and the Company and its Subsidiaries may be denied a tax deduction.

     Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1,000,000 in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year, but does not disallow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. The Company has established and intends to administer the Stock Option Plan with the intention that compensation resulting from Options with an exercise price per share no less than the fair market value of an underlying share or the date of grant would qualify as "performance-based compensation."

1999 GRANT

     For the number of Options granted under the Stock Option Plan during 1999, see "Executive Compensation and Related Matters -- Option Grant
Information -- Option Grants in Last Fiscal Year."

                                 VOTE REQUIRED

     Approval of the Amendment requires the affirmative vote of the holders of a majority of the shares of voting securities present, in person or represented by proxy at the Annual Meeting and entitled to vote generally for the election of Directors. Proxies submitted by the Board of Directors will be voted for the Amendment unless a vote against the Amendment or abstention is specifically indicated. An abstention will have the effect of a vote against approval of the Amendment and a broker non-vote will have no effect since it will not be considered "Shares present" for voting purposes.

                           STOCKHOLDER PROPOSAL NO. 1

 PROPOSAL TO AMEND COMPANY POLICY REGARDING THE INDEPENDENCE OF THE MEMBERS OF
                             THE BOARD OF DIRECTORS

     The following proposal was submitted by College Retirement Equities Fund ("CREF"), 730 Third Avenue, New York, New York 10017.

        POLICY TO CONFIGURE THE BOARD OF DIRECTORS SO THAT A SUBSTANTIAL
                     MAJORITY OF DIRECTORS ARE INDEPENDENT

     WHEREAS, we believe that the Board of Directors has fundamental responsibility to foster the Company's long-term success, to enhance shareholder value, and to represent the interests of all the shareholders;

     WHEREAS, to best fulfill these responsibilities, a substantial majority of the Board should be composed of independent directors, an "independent director" being one who is not a present or former employee of the Company and, other than stock ownership, has no significant personal or financial tie to the Company or management that in fact or appearance could compromise the director's loyalty to the shareholders;

     WHEREAS, the Company's Board structure and composition raises serious questions about the Board's capacity to act independently of management if necessary;

     RESOLVED, that the shareholders request that the Company adopt, and communicate to shareholders, a policy to configure the Board of Directors so that a substantial majority of directors are independent, and the Board has audit, compensation and nominating committees that consist entirely of independent directors.

SUPPORTING STATEMENT

     As described in the 1999 proxy statement, the Company's board includes five directors who receive consulting fees from the Company. We believe this number of consulting arrangements with directors is unusual, and with two other directorships held by executives, the Board is insufficiently independent. Moreover, the Audit, Compensation and Benefits, and Corporate Governance committees of the Board each include directors who serve as consultants to the Company.

     We believe an independent Board and all-independent audit, compensation and nominating committees are essential components of an effective corporate governance system. An independent board can best represent all shareholders and inspire shareholder confidence in the quality and impartiality of its decision-making processes and the decisions themselves, without the appearance of conflicts of interest.

     We urge the shareholders to vote for the resolution, sending the message that an independent Board can best represent all shareholders and inspire confidence in the quality and impartiality of the Board's processes and decisions.

THE BOARD OF DIRECTORS' RECOMMENDATION AND COMMENTS ON THE FOREGOING STOCKHOLDER
                                    PROPOSAL

     We believe that under the Company's current Board structure a substantial number of the members of the Board of Directors qualify as "independent directors". Other than Messrs. Panic and Jerney, the Company's two "inside" directors and Dr. Smith, a former employee of the Company, the remaining ten
(10) directors are "independent" directors. Of these ten (10) directors, none are former employees of the Company and, other than stock ownership, is permitted to have any significant personal or professional ties to the Company or management that in fact or appearance could compromise the director's loyalty to the stockholders. Effective January 2000, the Board of Directors adopted a policy that no director receive consulting fees from the Company.

     Accordingly, the Board of Directors recommends a vote AGAINST the foregoing stockholder proposal.

                                 VOTE REQUIRED

     Approval of the stockholder proposal requires the affirmative vote of the holders of a majority of the shares of voting securities present, in person or represented by proxy at the Annual Meeting and entitled to vote generally for the election of Directors. Proxies submitted by the Board of Directors will be voted against the stockholder proposal unless a vote for the stockholder proposal or abstention is specifically indicated. An abstention will have the effect of a vote against approval of the stockholder proposal and a broker non-vote will have no effect since it will not be considered "shares present" for voting purposes.

                               EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:

          NAME             AGE                    PRESENT POSITION WITH THE COMPANY
          ----             ---                    ---------------------------------
Milan Panic..............  70     Chairman of the Board and Chief Executive Officer
Adam Jerney..............  58     Director, President and Chief Operating Officer
Richard A. Meier.........  41     Executive Vice President and Chief Financial Officer
David C. Watt............  47     Executive Vice President, General Counsel and Corporate Secretary
John E. Giordani.........  58     Executive Vice President
Bill A. MacDonald........  52     Executive Vice President, Strategic Planning
Jack L. Sholl............  58     Executive Vice President, Public Relations
Johnson Y.N. Lau.........  40     Senior Vice President, Research and Development
James McCoy..............  59     Executive Vice President, Human Resources

     MILAN PANIC, the founder of ICN, has been Chairman of the Board and Chief Executive Officer of the Company since its inception in 1960 and President until 1997, except for a leave of absence from July 14, 1992 to March 4, 1993 while he was serving as Prime Minister of Yugoslavia and a leave of absence from October 1979 to June 1980. Mr. Panic has also served as Chairman of the Board and Chief Executive Officer of SPI, Viratek and Biomedicals since their respective inceptions (except for such leaves of absence).

     ADAM JERNEY has been President since January 1997 and has served as a director of ICN since 1992, at the time of Mr. Panic's leave of absence. Prior to the Merger, he had served as an officer of ICN, Viratek and Biomedicals since 1987, and as President and Chief Operating Officer of SPI. He served as Chairman of the Board and Chief Executive Officer of ICN, SPI, Viratek and Biomedicals from July 14, 1992 to March 4, 1993 during Milan Panic's leave of absence (as discussed below). Mr. Jerney joined ICN in 1973 as Director of Marketing Research in Europe and assumed the position of General Manager of ICN Netherlands in 1975. In 1981, he was elected Vice President Operations. Prior to joining ICN, he spent four years with F. Hoffmann-LaRoche & Company.

     RICHARD A. MEIER joined ICN in May 1998 as Senior Vice President -- Finance and Corporate Treasurer. In January 2000, Mr. Meier was promoted to Executive Vice President and Chief Financial Officer. Before joining ICN, Mr. Meier was a Senior Vice President with the investment banking firm of Schroder & Co. Inc. in New York, New York. From 1985 to 1996, Mr. Meier served in various banking and private equity capacities at Salomon Smith Barney, Inc., Manufacturers Hanover Trust Corporation, Australian Capital Equity, Inc., and Windsor Hall Partners in New York and Dallas, Texas.

     DAVID C. WATT joined ICN in March 1988 as Assistant General Counsel and Secretary. He was elected Vice President Law and Secretary in December 1988. In January 1992, Mr. Watt was promoted to Senior Vice President of ICN. On February 1, 1994, Mr. Watt was elected Executive Vice President, General Counsel and Corporate Secretary of ICN. From 1986 to 1987, he was President and Chief Executive Officer of Unitel Corporation. He also served as Executive Vice President and General Counsel and Secretary of Unitel Corporation during 1986. From 1983 to 1986, he served with ICA Mortgage Corporation as Vice President, General Counsel and Corporate Secretary. Prior to that time, he served with Central Savings Association as Assistant Vice President and Associate Counsel from 1981 to 1983 and as Assistant Vice President from 1980 to 1981.

     JOHN E. GIORDANI joined ICN in June of 1986 as Senior Vice President and Chief Financial Officer. He has served as ICN's Executive Vice President and Chief Financial Officer from 1992 to January 2000. Since January 2000, he has served as an Executive Vice President of the Company. Prior to joining ICN, Mr. Giordani served as Vice President and Corporate Controller of Revlon, Inc. in New York from 1982 through 1986 and Deputy and Assistant Corporate Controller with Revlon from 1978 through 1982. He was with the public accounting firm of Peat, Marwick, Mitchell & Co. (now known as "KPMG Peat Marwick LLP) from 1969 to 1978.

     BILL A. MACDONALD joined ICN in March 1982 as Director of Taxes. In 1983, he became Vice President -- Taxes and Corporate Development. In 1987, Mr. MacDonald became Senior Vice President -- Tax and Corporate Development and in 1992 was promoted to Executive Vice President -- Strategic

Planning. Prior to the Merger in November 1994, he had been President of Biomedicals since March 18, 1993. From 1980 to 1982, he served as the Tax Manager of Pertec Computer Corporation. From 1973 to 1980, he was Tax Manager and Assistant Treasurer of Republic Corporation.

     JACK L. SHOLL joined ICN in August 1987 as Vice President, Public Relations. Prior to the Merger, he was promoted to Senior Vice President of SPI. He was elected Senior Vice President -- Corporate Human Resources in September 1994. From 1979 to August 1987, he served as Director of Financial and Media Communications with Warner-Lambert Company of Morris Plains, New Jersey, and from 1973 to 1979 as Manager, Department of Communications with Equibank, N.A. of Pittsburgh, Pennsylvania. Prior to that time, he served on the Public Relations staff of the New York Stock Exchange (1971 - 1973) and in editorial positions with The Associated Press (1986 - 1971), the last as Supervising Business and Financial Editor in New York.

     JOHNSON Y.N. LAU M.D., PH.D., joined ICN in March 2000 as Senior Vice President, Research and Development. Before joining ICN, he was a Senior Director in Antiviral Research at the Schering-Plough Research Institute. He served as a faculty member at the University of Florida from 1992 to 1996. From 1989 to 1991, he served as a faculty member at the Institute of Liver Studies, King's College Hospital School of Medicine and Dentistry, University of London.

     JAMES G. MCCOY joined ICN in August 2000 as Executive Vice President, Human Resources. From 1979 to June 2000, he was with Coopers and Lybrand/PricewaterhouseCoopers. He was the managing partner for the financial cost management and middle market partners on the west coast. Previously, he was Director of Human Resources, Strategic Planning and Accounting for Warner Elektra Atlantic Distribution Company for Warner Communications. Previously, he was with the public accounting firm Ernst and Ernst, now Ernst and Young and Litton Industries, Inc.

                     OWNERSHIP OF THE COMPANY'S SECURITIES

PRINCIPAL STOCKHOLDERS

     As of November 10, 2000, the following stockholders were known to management to be beneficial owners of more than 5% of the outstanding shares of the Common Stock:

                                                NUMBER OF SHARES     PERCENT OF CLASS
    NAME AND ADDRESS OF BENEFICIAL OWNER       BENEFICIALLY OWNED     OUTSTANDING(1)
    ------------------------------------       ------------------    ----------------
Special Situations Partners, Inc.(2).........      6,709,300               8.5%
  Bank of Nova Scotia, 4th Floor
  PO Box 268
  Grand Cayman Islands (Cayman Islands)
  British West Indies
Heartland Advisors, Inc.(3)..................      4,035,191               5.1%
  Heartland Value Fund
  789 North Water Street
  Milwaukee, WI 53202

---------------
(1) Total outstanding shares of Common Stock for purposes of this table include 79,624,829 shares outstanding on November 10, 2000.

(2) As reported on Schedule 13D, as amended on November 7, 2000 filed with the Securities and Exchange Commission (the "Commission"), 6,709,300 shares may be deemed beneficially owned by Special Situations Partners, Inc. within the meaning of Rule 13d-3 of the Exchange Act.

(3) As reported on Schedule 13G as amended filed with the Commission on January 26, 2000, 4,403,391 shares may be deemed beneficially owned by Heartland Advisors within the meaning of Rule 13d-3 of the Securities Act of 1934.

                            OWNERSHIP BY MANAGEMENT

     The following table sets forth, as of October 31, 2000, certain information regarding the beneficial ownership of the Common Stock and the percent of shares owned beneficially by each Director and each Named Executive Officer (as defined below) and all directors and executive officers of the Company as a group:

                                                      NUMBER OF
                                                       SHARES
                                                    AND NATURE OF
                                                     BENEFICIAL
                                                      OWNERSHIP
                                                       OF ICN         PERCENTAGE
           IDENTITY OF OWNER OR GROUP              COMMON STOCK(1)     OF CLASS
           --------------------------              ---------------    ----------
Norman Barker, Jr. ..............................     174,942(3)          (2)
Birch E. Bayh, Jr. ..............................     125,391(4)          (2)
Alan F. Charles..................................     128,672(5)          (2)
Roger Guillemin, M.D., Ph.D......................     188,634(6)          (2)
Adam Jerney......................................   1,189,296(7)         1.5%
Andrei Kozyrev...................................      95,000(8)          (2)
Jean-Francois Kurz...............................     155,841(9)          (2)
Thomas H. Lenagh.................................     164,242(10)         (2)
Stephen D. Moses.................................     112,933(11)         (2)
Milan Panic......................................   2,841,474(12)        3.6%
Roberts A. Smith, Ph.D. .........................     243,858(13)         (2)
Richard W. Starr.................................     147,457(14)         (2)
Richard A. Meier.................................     253,500(15)         (2)
David C. Watt....................................     240,460(16)         (2)
John E. Giordani.................................     162,890(17)         (2)
Bill A. MacDonald................................     106,422(18)         (2)
Jack L. Sholl....................................     171,780(19)         (2)
Johnson Y.N. Lau M.D., Ph.D. ....................      75,000             (2)
James McCoy......................................      50,000             (2)
Directors and executive officers of the Company
  as a group (19 persons)........................   6,627,792(20)        8.3%

---------------
 (1) Except as indicated otherwise in the following notes, shares shown as beneficially owned are those as to which the named persons possess sole voting and investment power. However, under the laws of California and certain other states, personal property owned by a married person may be community property which either spouse may manage and control, and the Company has no information as to whether any shares shown in this table are subject to community property laws.

 (2) Less than 1%.

 (3) Includes 121,065 shares of ICN common stock which Mr. Barker has the right to acquire within 60 days upon the exercise of stock options.

 (4) Includes 76,641 shares of ICN common stock which Sen. Bayh has the right to acquire within 60 days upon the exercise of stock options.

 (5) Includes 79,855 shares of ICN common stock which Mr. Charles has the right to acquire within 60 days upon the exercise of stock options.

 (6) Includes 139,056 shares of ICN common stock which Dr. Guillemin has the right to acquire within 60 days upon the exercise of stock options.

 (7) Includes 836,135 shares of ICN common stock which Mr. Jerney has the right to acquire within 60 days upon the exercise of stock options.

 (8) Includes 16,875 shares of ICN common stock which Dr. Kozyrev has the right to acquire within 60 days upon the exercise of stock options.

 (9) Includes 107,091 shares of ICN common stock which Mr. Kurz has the right to acquire within 60 days upon the exercise of stock options.

(10) Includes 107,091 shares of ICN common stock which Mr. Lenagh has the right to acquire within 60 days upon the exercise of stock options.

(11) Includes 63,880 shares of ICN common stock which Mr. Moses has the right to acquire within 60 days upon the exercise of stock options.

(12) Includes 2,346,092 shares of ICN common stock which Mr. Panic has the right to acquire within 60 days upon the exercise of stock options.

(13) Includes 188,108 shares of ICN common stock which Dr. Roberts A. Smith has the right to acquire within 60 days upon the exercise of stock options.

(14) Includes 28,126 shares of ICN common stock which Mr. Starr has the right to acquire within 60 days upon the exercise of stock options.

(15) Includes 87,500 shares of ICN common stock which Mr. Meier has the right to acquire within 60 days upon the exercise of stock options.

(16) Includes 169,454 shares of ICN common stock which Mr. Watt has the right to acquire within 60 days upon the exercise of stock options.

(17) Includes 108,606 shares of ICN common stock which Mr. Giordani has the right to acquire within 60 days upon the exercise of stock options.

(18) Includes 55,500 shares of ICN common stock which Mr. MacDonald has the right to acquire within 60 days upon the exercise of stock options.

(19) Includes 123,682 shares of ICN common stock which Mr. Sholl has the right to acquire within 60 days upon the exercise of stock options.

(20) Includes 4,654,757 shares of ICN common stock which directors and executive officers have the right to acquire within 60 days upon the exercise of stock options.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires ICN's executive officers and directors, and persons who own more than ten percent of a registered class of ICN's equity securities, to file reports of ownership and changes in ownership with the Commission and the New York Stock Exchange. Such executive officers, directors and stockholders are required by Commission regulation to furnish ICN with copies of all Section 16(a) forms they file.

     Based on its review of the copies of such forms received by ICN, or written representations from certain reporting persons that no Forms 5 were required for those persons, ICN believes that during fiscal year 1999 all filing requirements applicable to its executive officers, directors and ten percent beneficial owners were timely satisfied with the exception of Richard W. Starr, who filed a late Form 4.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation awarded to, earned by, or paid to the Chief Executive Officer and the four most highly paid executive officers of the Company (the "Named Executive Officers"), for services rendered to the Company in all capacities during the years ended December 31, 1999, 1998 and 1997.

                                                    ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                                        -------------------------------------------   ----------------------------
                                                                       OTHER ANNUAL    RESTRICTED     SECURITIES      ALL OTHER
               NAME AND                                                COMPENSATION      STOCK        UNDERLYING     COMPENSATION
          PRINCIPAL POSITION            YEAR   SALARY($)   BONUS($)       ($)(1)      AWARDS(#)(2)   OPTIONS(#)(3)      ($)(4)
          ------------------            ----   ---------   ---------   ------------   ------------   -------------   ------------
Milan Panic...........................  1999    701,277      413,821                          --        100,000        304,157(5)
  Chairman and                          1998    701,277    1,336,000                   4,013,966        253,542        193,366
  Chief Executive Officer               1997    644,860    1,787,000                          --        279,000        190,473
Adam Jerney...........................  1999    422,940      450,000                          --         30,000         27,597(6)
  President and                         1998    422,940      235,773                   1,204,183         50,000         40,144
  Chief Operating Officer               1997    402,800      669,200                          --        111,600         26,729
Richard A. Meier......................  1999    246,128      155,000                          --        150,000          7,714(7)
  Executive Vice President              1998    155,538      285,000                          --             --          7,215
  and Chief Financial Officer           1997         --           --                          --             --             --
David Watt............................  1999    224,700      150,000                          --         30,000          2,563(8)
  Executive Vice President,             1998    224,700      354,449                     802,800         45,000          2,256
  General Counsel and                   1997    214,000      562,000                          --         69,750          4,657
  Corporate Secretary
John E. Giordani......................  1999    312,375       50,000                          --         30,000         19,413(9)
  Executive Vice President              1998    312,375      423,900                     802,800         45,000         14,490
                                        1997    297,500      376,800                          --         69,750         15,499

---------------
(1) Unless otherwise indicated, with respect to any individual named in the above table, the aggregate amount of perquisites and other personal benefits, securities or property was less than either $50,000 or 10% of the total annual salary and bonus reported for the named executive officer.

(2) Includes award of restricted stock under the Company's Long Term Incentive Plan. The values of restricted stock awards presented in the table are based upon the market value of the common stock as of the date awarded. The restricted shares vest 25% per year, starting one year from the date of grant. At December 31, 1999, the aggregate number of shares of restricted stock and the value thereof were: Mr. Panic, 91,690 shares, $2,320,903; Mr. Jerney, 27,507 shares, $696,271; Mr. Giordani, 18,338 shares, $464,181; Mr.
    MacDonald, 18,338 shares, $464,181; Mr. Watt, 18,338 shares, $464,181.
    Dividends are paid on the restricted shares to the same extent paid on the Company's common stock, and are held in escrow until the related shares are vested.

(3) Includes grants of options to purchase shares of the Company's common stock.

(4) Except where otherwise indicated, the amounts in this column represent matching contributions to the Company's 401(K) plan, amounts accrued under an executive deferral plan and medical benefits and medical and life insurance premiums.

(5) In 1999, the $304,157 of "All Other Compensation" Mr. Panic received consisted of the following: executive medical ($5,448), life insurance ($36,195), interest paid pursuant to a collateral agreement ($163,166) and legal expenses ($99,348).

(6) In 1999, the $27,597 of "All Other Compensation" Mr. Jerney received consisted of the following: accounting-tax ($5,700), executive medical ($16,365), tennis club ($420) and life insurance ($5,112).

(7) In 1999, the $7,714 of "All Other Compensation" Mr. Meier received consisted of the following: executive medical ($6,008) and life insurance ($1,706).

(8) In 1999, the $2,563 of "All Other Compensation" Mr. Watt received consisted of life insurance.

(9) In 1999, the $19,413 of "All Other Compensation" Mr. Giordani received consisted of the following: executive medical ($14,621) and life insurance ($4,792).

     In April 1997, the Company made a short-term advance of $327,000 to Mr. Panic, which was repaid, with interest, in 1997.

     In August 1996, the Company loaned Mr. Panic $428,000 in regards to tax matters relating to the exercise of stock options. This loan, along with accrued interest, was repaid in November 1996.

     In June 1996, the Company made a short-term loan to the Chairman and CEO in the amount of $3,500,000 for certain personal legal obligations. During August 1996, this amount was repaid to the Company. In connection with this transaction, the Company guaranteed $3,600,000 of demand debt of the Chairman with a third party bank, which is renewable by the Chairman annually until repaid. The Company is not aware of the time frame in which the Chairman expects to repay this obligation. In addition to the guarantee, the Company deposited $3,600,000 with this bank as collateral to the Chairman's debt, which will remain in place until such time as the Chairman repays his obligation to the bank. This deposit is recorded as a long-term asset on the consolidated balance sheet. Interest is paid on the demand debt by the Company on behalf of the Chairman. The interest payment is treated as compensation expense for the Chairman and amounted to $163,166, $181,901 and $178,805 for the three years ended December 31, 1999, 1998 and 1997, respectively. The Company recognized interest income on the deposit of $126,097, $134,151 and $50,264 for the three years ended December 31, 1999, 1998 and 1997, respectively. The Chairman has provided collateral to the Company's guarantee in the form of a right to the proceeds of the exercise of options to acquire 150,000 shares with an exercise price of $15.17 and the rights to a $4,000,000 life insurance policy provided by the Company. In the event of any default on the debt to the bank, the Company has recourse that is limited to the collateral described above. Both the transaction and the sufficiency of the collateral for the guarantee were approved by the Board of Directors. In 1997, the Company made a short-term advance of $327,000 to the Chairman and CEO, which was repaid, with interest, in 1997.

     In February 1996, the Company loaned Mr. Jerney $389,000 for the exercise of stock options. These amounts were subsequently repaid with interest.

OPTION GRANT INFORMATION

     The following table sets forth information with respect to options to purchase shares of Common Stock granted to Named Executive Officers in 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                NUMBER OF       PERCENT OF
                                SECURITIES    TOTAL OPTIONS
                                UNDERLYING      GRANTED TO
                                 OPTIONS       EMPLOYEES IN     EXERCISE    EXPIRATION       GRANT DATE
             NAME               GRANTED(1)    FISCAL YEAR(2)     PRICE         DATE       PRESENT VALUE(3)
             ----               ----------    --------------    --------    ----------    ----------------
Milan Panic...................   100,000            8.9%         $26.88       4/09/09        $1,310,490
Adam Jerney...................    30,000            2.7%         $26.88       4/09/09        $  393,147
Richard A. Meier..............    30,000            2.7%         $26.88       4/09/09        $  393,147
Richard A. Meier..............   120,000(4)        10.7%         $18.25      10/08/09        $1,067,904
David C. Watt.................    30,000            2.7%         $26.88       4/09/09        $  393,147
John E. Giordani..............    30,000            2.7%         $26.88       4/09/09        $  393,147

                                                                           NUMBER OF SECURITIES
                                        DOLLAR VALUE                    UNDERLYING OPTIONS GRANTED
                                        ------------                    --------------------------
All current executive officers
  as a group (includes 8
  persons including these
  named above)................                     9,715,000                                       400,000
All current directors
  (including nominees for
  directors) who are not
  executive officers as a
  group (10 persons)..........                     6,623,437                                       225,000
All employees (other than
  current executive and
  directors who are not
  executive officers) as a
  group who were granted
  options under the Stock
  Option Plan (105 persons)...                    18,048,065                                       725,285

---------------
(1) Unless otherwise noted, the options granted have ten-year terms. The options granted to the executive officers excluding Mr. Panic vest according to the following schedule: 25% on the first anniversary of the date of grant and 25% on each of the next succeeding three anniversary dates of the grant date. The grants received by Mr. Panic were vested as of the date of grant. Except as otherwise noted, all options were granted with an exercise price equal to the fair market value of the underlying shares on the date of grant.

(2) A total of 1,125,285 options were granted to employees including executive officers during fiscal 1999.

(3) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on arbitrary assumptions as to variables such as interest rates, stock price volatility and future dividend yield.

(4) These options were granted in conjunction with Mr. Meier's promotion to Executive Vice President and Chief Financial Officer.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information regarding (i) stock option exercises by the Named Executive Officers during 1999 and (ii) unexercised stock options held by the Named Executive Officers at December 31, 1999:

                          AGGREGATED OPTION EXERCISES
                  IN 1999 AND DECEMBER 31, 1999 OPTION VALUES

                                                        NUMBER OF UNEXERCISED
                                                        SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                                                       OPTIONS AT DECEMBER 31,         IN-THE-MONEY OPTIONS
                          SHARES                                1999                  AT DECEMBER 31, 1999(2)
                         ACQUIRED        VALUE       ---------------------------    ---------------------------
         NAME           ON EXERCISE   REALIZED(1)    EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
         ----           -----------   -----------    -----------   -------------    -----------   -------------
Milan Panic...........    103,642     $1,931,764      2,321,092       100,000       $21,442,825    $       --
Adam Jerney...........         --             --      1,051,043       123,300        16,349,702       649,836
Richard A. Meier......         --             --         25,000       225,000           262,500     1,635,000
David Watt............     42,090        827,467        157,201        81,187         1,823,866       203,068
John E. Giordani......     50,000        964,042         78,795        81,187           734,232       203,068

---------------
(1) Difference between the fair market value of the shares of common stock at the date of exercise and the exercise price.

(2) Difference between the fair market value of the shares of common stock on December 31, 1999 and the exercise price.

COMPENSATION OF DIRECTORS OF ICN

     Members of the Board of Directors of ICN, other than employees, were paid an annual fee of $30,000, payable quarterly, plus a fee of $1,000 for every Board meeting attended and an additional fee of $1,000 for every committee meeting attended, and were reimbursed for their out-of-pocket expenses in attending meetings. In addition, non-employee directors on each April 18th are granted options to purchase 15,000 shares.

CERTAIN EMPLOYMENT AGREEMENTS

     On March 18, 1993, the Board of Directors of ICN adopted employment agreements which contained "Change in Control" benefits for five current key senior executive officers of ICN. The executives include Messrs. Jerney, Giordani, MacDonald and Watt, then officers of ICN, and Mr. Sholl, then officer of SPI. The agreements were assumed by ICN in connection with the Merger. In addition, the Company entered into an employment agreement with Richard A. Meier, Executive Vice President and Chief Financial Officer, on December 31, 1998 and Johnson Y.N. Lau, Senior Vice President, Research and Development, on February 24, 2000, containing identical provisions to the agreements with Messrs. Jerney, Giordani, MacDonald, Watt and Sholl (collectively the "Employment Agreements").

     The Employment Agreements are intended to retain the services of these executives and provide for continuity of management in the event of any actual or threatened Change in Control. Each Employment agreement with Messrs. Jerney, Giordani, MacDonald, Watt and Sholl had an initial term which ended March 30, 1996. The Agreement with Mr. Meier has an initial term extending through December 31, 2000. The Employment Agreement with Mr. Lau has an initial term extending through December 31, 2001. The Employment Agreements automatically extend for one year terms each year thereafter unless either the executive or ICN elects not to extend it (provided that any notice by ICN not to extend the agreement cannot cause the agreement to be terminated prior to the expiration of the third anniversary of the date of the Employment Agreements). These Employment Agreements provide that each executive shall receive severance benefits equal to three times salary and bonus (and certain other benefits) if the executive's employment is terminated without cause, if the executive terminates employment for certain enumerated reasons following a Change in Control of ICN (including a significant reduction in the executive's compensation, duties, title or reporting responsibilities or a change in the executive's job location), or the executive leaves ICN for any reason or without reason during a sixty day period commencing six months after the Change in Control. The executive is under no obligation to mitigate amounts payable under the Employment Agreements.

     For purposes of the Employment Agreements, a "Change in Control" means any of the following events: (i) the acquisition (other than from ICN) by any person, subject to certain exceptions, of beneficial ownership, directly or indirectly, of 20% or more of the combined voting power of ICN's then outstanding voting securities; (ii) the existing Board of Directors cease for any reason to constitute at least two-thirds of the Board, unless the election, or nomination for election by ICN's stockholders, of any new director was approved by a vote of at least two-thirds of the existing Board of Directors; or
(iii) approval by stockholders of ICN of (a) a merger or consolidation involving ICN if the stockholders of ICN, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than 80% of the combined voting power of the then outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of ICN outstanding immediately before such merger or consolidation, or (b) a complete liquidation or dissolution of ICN or an agreement for the sale or other disposition of all or substantially all of the assets of ICN. Removal of ICN's Board of Directors would also constitute a Change in Control under the Employment Agreements. If the employment of such key senior executives is terminated under any of the circumstances described above the executives would be entitled to receive the following approximate amounts (based upon present compensation): Adam Jerney $3,365,235; John Giordani $2,231,700; Bill MacDonald $2,292,972; David Watt $2,646,000; Jack Sholl
$1,645,500; Richard A. Meier $1,815,000; and Johnson Lau $805,000. In addition, the vesting of certain options granted to the executives would be accelerated. The value of the accelerated options would depend upon the market price of the shares of Common Stock at that time.

CHAIRMAN EMPLOYMENT AGREEMENT

     ICN and Milan Panic entered into an Employment Agreement effective October 1, 1988, which, as amended and extended, terminates on December 31, 2002 (the "Panic Employment Agreement"). The base amount of salary for Mr. Panic was determined by the Compensation Committee of the Board of Directors of ICN in 1988. In setting the base amount, the Compensation Committee took into consideration Mr. Panic's then-current base salary, the base salaries of chief executives of companies of similar scope and complexity and the Compensation Committee's desire to retain Mr. Panic's services, given his role as founder of ICN. Upon consummation of the Merger, the Panic Employment Agreement was assumed by ICN. The Panic Employment Agreement provides for an annual salary, currently $750,366, with an annual 7% increase payable under certain circumstances. The Panic Employment Agreement provides that during the period of his employment, Mr. Panic will not engage in businesses competitive with ICN without the approval of the Board of Directors. Under the Panic Employment Agreement, Mr. Panic agreed to waive and eliminate retirement benefits contained in his prior employment contract with ICN. Instead, Mr. Panic may, at his option, retire upon termination of the Panic Employment Agreement.

     Upon retirement, Mr. Panic has agreed to provide consulting services to ICN for $120,000 per year, which amount is subject to annual cost-of-living adjustments from the base year of 1967 until the date of retirement not to exceed his salary at the date of retirement (currently estimated to be in excess of $577,000 per year, as adjusted). Mr. Panic's agreement to provide consulting services to ICN is a lifetime agreement. The consulting fee shall not at any time exceed the highest annual compensation, as adjusted, paid to Mr. Panic during his employment by ICN. Upon Mr. Panic's retirement, the consulting fee shall not be subject to further cost-of-living adjustments. Mr. Panic is entitled to participate in the Company's medical and dental plans when serving as a consultant. The Panic Employment Agreement includes a severance compensation provision in the event of a Change in Control of ICN (as defined below). The Panic Employment Agreement provides that if within two years after a Change in Control of ICN, Mr. Panic's employment with ICN is terminated, except as a result of death, disability or illness, or if Mr. Panic leaves the employ of ICN within such two-year period, then Mr. Panic will receive as severance compensation, five times his annual salary, as adjusted, and Mr. Panic will be deemed to have retired and will receive the same consulting fees to which he would otherwise have been entitled under the Panic Employment Agreement. A Change in Control of ICN would occur, for purposes of the Panic Employment Agreement, if (i) a Change in

Control shall occur of a nature which would be required to be reported in response to Item 6(e) of Schedule 14A under the Exchange Act (for purposes of that Item, "control" is defined as the power to direct or cause the direction of the management and policies of ICN, whether through the ownership of voting securities, by contract, or otherwise) unless two-thirds of the Existing Board of Directors, as defined below, decide in their discretion that no Change in Control has occurred for purposes of the agreement; (ii) any person is or becomes the beneficial owner, directly or indirectly, of securities of ICN representing 15% or more of the combined voting power of ICN's then outstanding securities; (iii) the persons constituting the Existing Board of Directors, as defined below, cease for any reason to constitute a majority of ICN's Board of Directors; or (iv) shares of ICN common stock cease to be registered under the Exchange Act. "Existing Board of Directors" is defined in the Panic Employment Agreement as those persons constituting the Board of Directors at the date of the Panic Employment Agreement, together with each new director whose election or nomination for election by ICN's stockholders was previously approved, or is approved within thirty days of such election or nomination, by a vote of at least two-thirds of the directors in office prior to such person's election as a director. If Mr. Panic's employment is terminated under any of the circumstances described above following such a Change in Control, in addition to the consulting fee as described above, Mr. Panic would be entitled to receive (based upon present compensation) $3,223,400.

COMPENSATION REPORT

     The Compensation and Benefits Committee ("Committee") is composed of Messrs. Barker, Bayh, Charles, and Moses and Dr. Smith each of whom is a non-employee director for purposes of Rule 16b-3 of the Exchange Act.

     The following statement made by the members of the Committee shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 as amended, or under the Exchange Act and shall not otherwise be deemed filed under such Acts.

  Compensation Philosophy

     The Board of Directors adopts an annual budget and financial plan which incorporates the goals and objectives to be achieved by the Company and the specific operating units. The goals focus on growth in operating income and growth in earnings per share. Each executive is responsible for the performance of their unit in relation to the plan. Specific goals and objectives for each executive are reviewed by the executive and their supervisor. In reviewing the annual performance which will determine the executive's compensation, the supervisor assesses a performance grade based on the pre-set performance objectives. This assessment is used to determine base salary for the following fiscal year. Eligibility for bonus awards was based on the pre-set performance guidelines and growth in operating income and earnings per share. However, bonuses may be paid even when these objective standards are not met if specific contributions by an employee merit a bonus or the reasons for failure to meet the objective standards are beyond the control of the Company and/or the employee. Stock options are granted based on a program developed for the Company by Towers Perrin, a compensation consulting company. Each individual's base number of options is derived from a formula which ties to their base salary. The Committee may then consider the achievement of individual as well as corporate performance goals in determining the ultimate number of options granted.

     The compensation of executives consists of salary, a bonus plan to reward performance and a long-term incentive stock option program.

  Base Salary

     Salaries are paid within certain grades which are established by the Human Resources Department of the Company reviewing data of other like companies in the same industry. The Company reviewed salary surveys prepared by Towers Perrin. These surveys did not state which companies participated in the surveys. The salary levels were in the median of compensation for similar positions. Grades are updated to reflect changes in the marketplace. The salaries of executives are reviewed on an annual basis by supervisory managers and the Committee.

  Bonus Plan

     The Company has adopted an Incentive Bonus Plan which is based on target goals of growth in both operating income and earnings per share. Individual performance goals are compared against the target goals established. Recommendations are made by individual supervisors and approved by the Committee.

  Long Term Stock Incentive Plans

     Stock options are granted as long range incentives to executives. Options vest over a ten year period. Options are granted at fair market value. The amount of options granted is tied to salary and performance and each grant is evaluated. No grant to executives is automatic. On May 29, 1996, at the Company's 1996 Annual Meeting of Stockholders, the stockholders approved a Long Term Incentive Plan ("LTIP") which provides for restricted stock awards to be granted to certain key officers and employees of the Company. Eligibility for awards under the LTIP requires that the Company's stock performance exceeds that of the Standard and Poor's 500 Index.

  Chief Executive Officer Compensation

     The Committee determines the compensation of the Chief Executive Officer based on a number of factors. The goal of the Committee is to grant compensation consistent with compensation granted to other chief executive officers of companies in the same industry. The Chief Executive Officer's compensation is based on an employment agreement with ICN (see "Executive Compensation") comprised of a base salary and a bonus based on the Company's performance. Special one time bonuses will be paid, at the Committee's discretion, based on special contributions made to the Company. Substantial bonuses are approved by the Board of Directors.

  Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code (the "Code"), which was enacted in 1993, generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1,000,000 in any taxable year beginning after January 1, 1994 to the chief executive officer and any of the four other most highly compensated executive officers who are employed by ICN on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by the stockholders. The application of Section 162(m) is not expected to have a material impact on the federal income tax liability of ICN.

                                          Compensation and Benefits Committee

                                          Norman Barker, Jr.
                                          Senator Birch Bayh
                                          Alan F. Charles
                                          Stephen D. Moses
                                          Roberts A. Smith

                               PERFORMANCE GRAPH

     The following compares ICN's cumulative total stock return on the shares with the cumulative return on the Standard & Poor's 500 Stock Index and the 5-Stock Custom Composite Index for the five years ended December 31, 1999. The graph assumes that the value of the investment of the ICN Common Stock in each index as $100 at December 31, 1994 and that all dividends were reinvested. The cumulative total return for the Company is based on an initial investment in SPI (the predecessor for accounting purposes to the Company) on December 31, 1992 (and taking into account the conversion of shares of SPI common stock into shares of Common Stock in the Merger on November 11, 1994 on a one for one basis).

                            CUMULATIVE TOTAL RETURN

           BASED ON REINVESTMENT OF $100 BEGINNING DECEMBER 31, 1994

                              [PERFORMANCE GRAPH]

--------------------------------------------------------------------------------
                       Dec-94    Dec-95    Dec-96    Dec-97    Dec-98    Dec-99
--------------------------------------------------------------------------------
 ICN
  Pharmaceuticals,
  Inc.                  $100      $120      $123      $312      $218      $246
 S&P 500                $100      $138      $169      $226      $290      $351
 Custom Composite
  Index (5 Stocks)      $100      $127      $113      $143      $282      $239
--------------------------------------------------------------------------------

     The 5-Stock Custom Composite Index consists of Allergan Inc., Alza Corp., Forest Laboratories -- Class A, Mylan Laboratories and Watson Pharmaceuticals Inc.

                              CERTAIN TRANSACTIONS

     Loans and advances were made to certain executive officers of the Company during 1996 and 1997. See "Executive Compensation and Related Matters."

     Certain outside directors have provided legal and other consultation services to ICN which amounted to approximately $314,829 during 1999. See "Executive Compensation of Related Matters -- Compensation of Directors of ICN."

                         INDEPENDENT PUBLIC ACCOUNTANTS

     PricewaterhouseCoopers L.L.P. was selected as the Company's independent public accountants for fiscal 2000. PricewaterhouseCoopers L.L.P. will be present at the Annual Meeting and such representative will have an opportunity to make a statement if desired. Further, such representative will be available to respond to appropriate stockholder questions directed to him or her.

                             STOCKHOLDER PROPOSALS

     Any stockholder wishing to submit a proposal to be presented to all stockholders at the Company's 2001 Annual Meeting must submit such proposal to the Company so that it is received by the Company at its principal executive offices no later than January 30, 2001.

                                 ANNUAL REPORT

     The Annual Report to Stockholders for the year ended December 31, 1999 (including audited financial statements) has been mailed previously to stockholders. The Annual Report does not form part of the material for the solicitation of proxies.

                                 MISCELLANEOUS

     The Board of Directors knows of no other matters which are likely to come before the Annual Meeting. If any other matters, of which the Board is not now aware, should properly come before the Annual Meeting, it is intended that the person named in the accompanying form of proxy will vote such proxy in accordance with his best judgment on such matters.

                                          By Order of the Board of Directors,

                                          [/s/ PANIC]

                                          Milan Panic
                                          Chairman of the Board

Costa Mesa, California
November 27, 2000

     THE COMPANY WILL MAIL WITHOUT CHARGE UPON WRITTEN REQUEST A COPY OF ITS MOST RECENT ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO: SECRETARY, ICN PHARMACEUTICALS, INC., 3300 HYLAND AVENUE, COSTA MESA, CALIFORNIA 92626.

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

                                                                      APPENDIX 1

                           ICN PHARMACEUTICALS, INC.

                  AMENDED AND RESTATED 1998 STOCK OPTION PLAN

     1. Purpose.

     The purpose of the Plan is to grant to certain key employees, officers, directors, scientific advisors and consultants of ICN Pharmaceuticals, Inc., a Delaware corporation (hereinafter called the "Company"), or any Parent or Subsidiary of the Company, an opportunity to acquire the Shares in order to increase their proprietary interest in the Company and as an added incentive to remain in and advance in its employment. It is also the purpose of the Plan to advance the interests of the Company and its stockholders by strengthening the Company's ability to attract and retain those persons with training, experience and ability by encouraging such persons to become owners of its stock.

     2. Definitions.

     For purposes of the Plan, unless otherwise specified, capitalized terms shall have the following meanings:

          2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

          2.2 "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

          2.3  "Board" means the Board of Directors of the Company.

          2.4 "Cause" means the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets of the Company, Parent or any Subsidiary.

          2.5 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spinoff, dividend or other distribution in respect of shares, a change in value) in the Shares, or exchange of Shares for a different number or kind of shares or other securities of the Company or another entity, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

          2.6  A "Change in Control" shall mean the occurrence of:

             (i) The "acquisition" by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of any securities of the Company which generally entitles the holder thereof the vote for the election of directors of the Company (the "Voting Securities") which, when added to the Voting Securities then "Beneficially Owned" by such person, would result in such Person "Beneficially Owning" forty percent (40%) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person:
        (a) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (b) acquires the Voting Securities directly from the Company; (c) becomes the Beneficial Owner of more than the permitted percentage of Voting Securities solely as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person; (d) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity") or
        (e) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii) below); or

             (ii) The individuals who, as of January 29, 1998, are members of the Board of Directors of the Company (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the Board of Directors of the Company; provided, however, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

             (iii)

                (a) A merger, consolidation or reorganization involving the Company (a "Business Combination"), unless

                    (1) the stockholders of the Company, immediately before the
               Business Combination, own, directly or indirectly immediately following the Business Combination, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

                    (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

                    (3) no Person (other than the Company or any Controlled
               Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial ownership of forty percent (40%) or more of the then outstanding Voting Securities) has Beneficial Ownership of forty percent (40%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a transaction described in this subparagraph (a) shall be referred to as a "Non-Control Transaction");

                (b) A complete liquidation or dissolution of the Company; or

                (c) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Controller Entity).

                Notwithstanding the foregoing, (x) a change in Control shall not be deemed to occur solely because forty percent (40%) or more of the then outstanding Voting Securities is Beneficially Owned by (A) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (B) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition; and (y) if an Eligible Employee's employment is terminated and the Eligible Employee reasonably demonstrates that such termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a Change in Control and who effectuates a Change in Control or (B) otherwise occurred in connection with, or in anticipation of, a Change in Control which actually occurs, then for all purposes hereof, the date of a Change in Control with respect to the Eligible Employee shall mean the date immediately prior to the date of such termination of employment.

          2.7 "Code" means the Internal Revenue Code of 1986, as amended.

          2.8 "Committee" means a committee consisting of solely at least two
     (2) directors each of whom are Section 16 Directors and Outside Directors who are appointed by the Board to administer the Plan and to perform the functions set forth herein.

          2.9 "Company" means ICN Pharmaceutics, Inc. or any successor thereto.

          2.10 "Director Option" means an Option granted pursuant to Section 5.

          2.11 "Disability" means a physical or mental infirmity which impairs the Optionee's ability to perform substantially his or her duties for a period of one hundred eighty (180) days during any three hundred and sixty
     (360) day period.

          2.12 "Section 16 Director" means a director of the Company who is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

          2.13 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

          2.14 "Eligible Employee" means any officer or other key employee or consultant or scientific advisor of the Company or a Parent or Subsidiary designated by the Committee as eligible to receive Options subject to the conditions set forth herein.

          2.15 "Employee Option" means an Option granted pursuant to Section 6.

          2.16 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.17 "Fair Market Value" on any date means (i) the closing price per share of the Company's stock on the principal exchange on which the stock is listed, on such date (or if no such price is reported on such date, such price as reported on the nearest preceding date on which such price is reported), (ii) if the stock is not listed on an exchange, the bid price per share of stock at the close of trading on such date, or (iii) if the stock is not listed on an exchange or otherwise publicly traded on such date, the fair market value of the Company's stock as of such date as determined in good faith by the Board.

          2.18 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

          2.19 "Nonemployee Director" means a director of the Company who is not an employee of the Company or any Subsidiary.

          2.20 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

          2.21 "Option" means a Employee Option, a Director Option, or either or both of them.

          2.22 "Optionee" means a person to whom an Option has been granted under the Plan.

          2.23 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

          2.24 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

          2.25 "Plan" means the Amended and Restated ICN Pharmaceuticals, Inc. 1998 Stock Option Plan, at it may be amended from time to time.

          2.26 "Pooling Transaction" means an acquisition of or by the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

          2.27 "Shares" means the common stock, par value $.01 per share, of the Company.

          2.28 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

          2.29 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

          2.30 "Ten-Percent Stockholder" means an Eligible Employee, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

     3. Administration.

          3.1 The Plan shall be administered by the Committee which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not less than two members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. Each member of the Committee shall be a Disinterested Director and an Outside Director. No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

          3.2 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

             (a) determine those individuals to whom Employee Options shall be granted under the Plan and the number of Incentive Stock Options and/or Nonqualified Stock Options to be granted to each Eligible Employee and to prescribe the terms and conditions (which need not be identical) of each Employee Option, including the purchase price per Share subject to each Employee Option, and make any amendment or modification to any Agreement consistent with the terms of the Plan;

             (b) to construe and interpret the Plan and the Options granted thereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable so that the Plan complies with applicable law, including Rule 16b-3 under the Exchange Act and the Code to the extent applicable, and otherwise to make the Plan fully effective, and all decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, the Parent, its Subsidiaries, the Optionees and all other persons having any interest therein;

             (c) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

             (d) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

             (e) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

     4. Stock Subject to the Plan

          4.1 The maximum number of Shares that may be made the subject of Options granted under the Plan is 11,604,000; provided, however, that the maximum number of Shares that any Eligible Employee may receive pursuant to the Plan in respect of Options may not exceed 1,000,000 Shares. Upon a Change in Capitalization, the maximum number of Shares referred to above shall be adjusted in number and kind pursuant to Section 9. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

          4.2 Whenever any outstanding Option or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option, the Shares allocable to the canceled or otherwise terminated portion of the Option may again be the subject of Options granted hereunder.

     5. Options Grants for Nonemployee Directors.

          5.1 Grant. Subject to the availability of an adequate number of Shares designated under the Plan, each Nonemployee Director shall be granted Director Options under the Plan automatically on a non-discretionary basis according to the following provisions of this Section 5 and in accordance with the other provisions of the Plan. Nonemployee Directors shall not be granted options under the Plan except pursuant to this Section 5. Director Options shall be granted automatically to Nonemployee Directors as follows: each person who is a Nonemployee Director on the first business day following the day of an annual meeting of stockholders of the Company shall be granted on such first business day an option to purchase 15,000 Shares.

          5.2 Purchase Price. The purchase price for Shares under each Director Option shall be the Fair Market Value of such Shares on the date of grant.

          5.3 Vesting. Subject to Sections 5.4 and 7.4, each Director Option shall become exercisable with respect to 25% of the Shares subject thereto on each of the first four anniversaries of the grant date; provided, that the Optionee is a director as of the relevant anniversary. If an Optionee ceases to serve as a director for any reason, the Optionee shall have no rights with respect to that portion of a Director Option which has not then vested pursuant to the preceding sentence and the Optionee shall automatically forfeit that portion of the Director Option which remains unvested.

          5.4 Duration. Each Director Option shall terminate on the date which is the tenth anniversary of the grant date, unless terminated earlier as follows:

             (a) If an Optionee's service as a director terminates for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a director terminated, after which time the Option shall automatically terminate in full.

             (b) If an Optionee's service as a director terminates by reason of Disability, the Optionee may, for a period of one (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as director terminated, after which one year period the Option shall automatically terminate in full.

             (c) If an Optionee's service as a director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

             (d) If an Optionee dies while a director or within three (3) months after termination of service as a director as described in clause (a) or
        (b) of this Section 5.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of termination of the Optionee's services as a director.

     6. Option Grants for Eligible Employees.

          6.1 Authority of Committee. Subject to the provisions of the Plan and to Section 4.1 above, the Committee shall have full and final authority to select those Eligible Employees who will receive Options

     (each, an "Employee Option"), which may be Incentive Stock Options or Nonqualified Stock Options, the terms and conditions of which shall be set forth in an Agreement; provided, however, that no person shall receive any Incentive Stock Option unless he or she is any employee of the Company, a Parent or a Subsidiary at the time the Incentive Stock Option is granted.

          6.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Employee Option shall be determined by the Committee and set forth in the Agreement, provided that the purchase price per Share under each Employee Option shall not be less than 85% of the Fair Market Value of a Share on the date the Employee Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder). The purchase price for Shares under an Employee Option shall not be decreased after the date of grant of such Option.

          6.3 Maximum Duration. Employee Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee may, subsequent to the granting of any Employee Option, extend the term thereof but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

          6.4 Vesting. Subject to Section 7.4 hereof, each Employee Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable but not later than the date the Employee Option expires. The Committee may accelerate the exercisability of any Employee Option or portion thereof at any time.

          6.5 Modification or Substitution. The Committee may, in its discretion, modify outstanding Employee Options or accept the surrender of outstanding Employee Options (to the extent not exercised) and grant new Options in substitution for them. Notwithstanding the foregoing, no modification of an Employee Option shall adversely alter or impair any rights or obligations under the Employee Option without the Optionee's consent.

7. Terms and Conditions Applicable to All Options.

          7.1 Non-Transferability. No Option granted hereunder shall be transferable by the Optionee to whom granted otherwise than by will or the laws of descent and distribution, or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option may be exercised during the lifetime of such Optionee only the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing the Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to members of the Optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners. For this purpose, immediate family means the Optionee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of such Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

          7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and Withholding Taxes and otherwise in accordance with the Agreement pursuant to which the Option was granted. The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid in full upon such exercise by any one or a combination of the following: (i) cash or
     (ii) pursuant to such rules as may be determined by the Committee, transferring Shares to the Company, or (iii) any combination of the foregoing as may be determined by the Committee. Until such person has been issued the Shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such

     Shares. Notwithstanding the foregoing, the Committee shall have discretion to determine at the time of grant of each Employee Option or at any later date (up to and including the date of exercise) the form of payment acceptable in respect of the exercise of such Employee Option and may establish cashless exercise procedures which provide for the exercise of the Option and sale of the Underlying Share by a designated broker or dealer. In that connection, the written notice pursuant to this Section 7.2 may also provide instructions from the Optionee to the Company that upon receipt of appropriate instructions from the Optionee's broker or dealer, designated as such on the written notice, the Company shall issue such Shares directly to the designated broker or dealer. Any Shares transferred to the Company (or withheld upon exercise) as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

          7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the Shares to the Optionee and
     (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend, and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

          7.4 Effect of Change in Control. Notwithstanding anything contained in the Plan or an Agreement to the contrary (other than the last sentence of this Section 7.4), in the event of a Change in Control, (i) all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable, (ii) upon termination of an Optionee's employment following a Change in Control, Options held by the Optionee shall remain exercisable until the later of (x) one year after termination and (y) sixty
     (60) days following the expiration of the Pooling Period (in the event the Change in Control constitutes a Pooling Transaction), but in no event beyond the stated term of the Option, and (iii) an Optionee will be permitted to surrender for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x)(A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered. Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (a) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option, (b) providing that the payment or settlement in respect of any Option be made in the form of cash, Shares or securities of a successor or acquiror of the Company, or a combination of the foregoing, and (c) providing for the extension of the term of any Option to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option.

     8. Effect of a Termination of Employment.

     The Agreement evidencing the grant of each Employee Option shall set forth the terms and conditions applicable to such Employee Option upon a termination or change in the status of the employment of the Optionee by the Company, Parent, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which, except for Director Options, shall be as the Committee may, in its discretion, determine at the time the Option is granted or thereafter.

     9. Adjustment Upon Changes in Capitalization.

     (a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options may be granted under the Plan, (ii) the maximum number of Shares or other stock or securities with respect to which Options may be granted to any Eligible Employee during the term of the Plan, (iii) the number and class of Shares or other stock or securities which are subject to Director Options issuable under Section 5, and (iv) the number and class of Shares or other stock or securities which are subject to outstanding Options granted under the Plan, and the purchase price therefor, if applicable.

     (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

     (c) Any such adjustment in the Shares or other stock or securities subject to outstanding Director Options (including any adjustments in the purchase price) shall be made only to the extent necessary to maintain the proportionate interest of the Optionee and preserve, without exceeding, the value of such Director Options.

     (d) If, by reason of a Change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares subject to the Option prior to such Change in Capitalization.

     10. Effect of Certain Transactions.

     Subject to Section 7.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options issued hereunder shall continue in effect in accordance with their respective terms and each Optionee shall be entitled to receive in respect of each Share subject to any outstanding Options, upon exercise of such Options, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions and restrictions which were applicable to the Options prior to such Transaction.

     11. Termination and Amendment of the Plan.

     The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Options may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

          (a) No such amendment, modification, suspension or termination shall impair or adversely alter any Options theretofore granted under the Plan, except with the consent of the Optionee, nor shall any amendment, modification, suspension or termination deprive any Optionee of any Shares which he or she may have acquired through or as a result of the Plan; and

          (b) To the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, and regulation or exchange requirement.

     12. Non-Exclusivity of the Plan.

     The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     13. Limitation of Liability.

     As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (i) give any person any right to be granted an Option other than at the sole discretion of the Committee;

          (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

          (iii) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

          (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

     14. Regulations and Other Approvals; Governing Law.

          14.1 Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

          14.2 The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

          14.3 The Committee may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Employees granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

          14.4 Each Option is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of Shares, no Options shall be granted or payment made or Shares issued in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

          14.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately legended to reflect their status as restricted securities as aforesaid.

     15. Miscellaneous.

          15.1 Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option to a given Eligible Employee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Eligible Employee.

          15.2 Withholding of Taxes. (a) The Company shall have the right to deduct from any distribution or payment of cash to any Optionee an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any Option. If an Optionee realizes a taxable event in connection with the receipt of Shares pursuant to an Option exercise (a "Taxable Event"), the Optionee shall pay the Withholding Taxes to the Company prior to the issuance of such Shares. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value, on the date preceding the date of such issuance, equal to the Withholding Taxes.

          (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionees pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

          (c) The Committee shall have the authority, at the time of grant of an Employee Option under the Plan or at any time thereafter, to award tax bonuses to designated Optionees, to be paid upon their exercise of Employee Options granted hereunder. The amount of any such payments shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereof.

          15.3 Interpretation. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. Unless otherwise expressly stated in the relevant Agreement, any grant of Options is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options to fail to qualify as performance-based compensation.

     16. Effective Date/Shareholder Approval. The effective date of the Plan shall be the date of its adoption by the Board, subject only to the approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at the first meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware after such date of adoption.

                            ICN PHARMACEUTICALS, INC.
                3300 HYLAND AVENUE, COSTA MESA, CALIFORNIA 92626
         PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON DECEMBER 18, 2000



       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ICN
                             PHARMACEUTICALS, INC.

The undersigned hereby appoints Milan Panic and David C. Watt as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of ICN Pharmaceuticals, Inc. (the "Company") held of record by the undersigned on November 10, 2000 at the annual meeting of stockholders to be held at 10:00 a.m. E.S.T. on December 18, 2000 or any adjournments or postponements thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no instructions are indicated herein, this proxy will be treated as a grant of authority to vote "FOR" the nominees to the Board of Directors listed on the reverse side of this proxy card, "FOR" APPROVAL OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED 1998 STOCK PLAN AND "AGAINST" THE STOCKHOLDER PROPOSAL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2, AND AGAINST PROPOSAL 3.


                              (Continued and to be signed on the reverse side.)

[X]     Please mark your vote as in this example.

1. The Board of Directors of the Company recommends a vote "FOR" proposal 1.


        FOR ALL NOMINEES LISTED BELOW                    WITHHOLD AUTHORITY
                   [ ]                                          [ ]

        Election of nominees listed below to the Board of Directors of the Company.

Nominees: Roger Guillemin, M.D., Jean-Francois Kurz, and Milan Panic.

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) in the following space)


-------------------------------------------------------------------------------

2.      The Board of Directors recommends a vote "FOR" Proposal #2

        Amendment to the ICN Pharmaceuticals, Inc. Amended and Restated 1998 Stock Option Plan.

        FOR APPROVE                 AGAINST                   ABSTAIN
             [ ]                      [ ]                       [ ]


3.      The Board of Directors recommends a vote "AGAINST" Proposal #3

        Adoption of a stockholder proposal to amend Company policy regarding the independence of the members of the Board of Directors of the Company.

         FOR APPROVE                AGAINST                  ABSTAIN
             [ ]                      [ ]                      [ ]

At their discretion, the Proxies are authorized to vote upon any other matter as may come before the Annual Meeting.

Please date this Proxy and sign exactly as your name appears herein. When there is more than one owner, all must sign, when signatory or attorney, executor, administrator, trustee, guardian, corporate officer or partner, sign full title as such. If a corporation please sign in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.


                                The undersigned acknowledges receipt of the copy of the Notice of Annual Meeting and Proxy Statement (with all enclosures and attachments) relating to the meeting.

                                THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU SIGN, DATE AND MAIL THE PROXY CARD TODAY.



                                ------------------------------------------------
                                Signature                               Date

                                ------------------------------------------------
                                Signature                               Date